UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2008 (February 4, 2008)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

001-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence Enid, Oklahoma	73701
(Address of principal executive offices)	(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 4, 2008, Continental Resources, Inc. issued a press release announcing reserve volumes and the present value of its proved reserves as of December 31, 2007. Additionally, its fourth quarter and year-end earnings press release will be issued before the market opens on Tuesday, February 26, 2008. The press release contained dial-in and website broadcast information regarding a conference call to discuss the earnings press release to be held on Tuesday, February 26, 2008 at 9:00 a.m. Eastern Time.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated February 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Dated: February 7, 2008	By:	/s/ John D. Hart

John D. Hart Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 4, 2008